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                       SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington,  D.C.  20549



                                   Form 8-K
                                Current Report

                          PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES AND EXCHANGE ACT OF 1934

    DATE OF REPORT (Date of earliest event reported): September 17, 2001



                        Commission File Number 1-12480

                        LOUIS  DREYFUS  NATURAL  GAS  CORP.
            (Exact name of registrant as specified in its charter)


                Oklahoma                             73-1098614
    (State or other jurisdiction of                (IRS Employer
     incorporation or organization)              Identification No.)

14000 QUAIL SPRINGS PARKWAY, SUITE 600
       OKLAHOMA CITY, OKLAHOMA                          73134
(Address of principal executive office)               (Zip code)

    Registrant's telephone number, including area code:  (405) 749-1300

                                     NONE
(Former name, former address and former fiscal year, if changed since last report.)


















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                         LOUIS DREYFUS NATURAL GAS CORP.
                                  FORM 8-K
                              SEPTEMBER 17, 2001



ITEM 5 - OTHER EVENTS

     On September 17, 2001, Dominion Resources, Inc., a Virginia corporation, its wholly-owned subsidiary Consolidated Natural Gas Company, a Delaware corporation, and Louis Dreyfus Natural Gas Corp., an Oklahoma corporation, executed Amendment No. 1 to Agreement and Plan of Merger providing for the creation of a new direct wholly owned subsidiary of Dominion Resources, Inc. ("Newco") for purposes of accomplishing the proposed merger with Louis Dreyfus Natural Gas Corp. The merger agreement had previously provided for Louis Dreyfus Natural Gas Corp. to be merged with and into Consolidated Natural Gas Company. Amendment No. 1 also amended Sections 8.4 and 8.5 of the Agreement and Plan of Merger to eliminate references to Section 1090.3 of the Oklahoma General Corporation Act which were not applicable to the transaction.

     The foregoing description is qualified in its entirety by the Agreement and Plan of Merger dated September 9, 2001 (filed as Exhibit 2.1 to Form 8-K dated September 9, 2001) incorporated herein by reference, and by Amendment No. 1 to Agreement and Plan of Merger dated September 17, 2001, a copy of which is annexed hereto as Exhibit 2.1.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.
          2.1 Amendment No. 1 to Agreement and Plan of Merger by and among Dominion Resources, Inc., Consolidated Natural Gas Company and Louis Dreyfus Natural Gas Corp. dated as of September 17, 2001.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LOUIS DREYFUS NATURAL GAS CORP.


Date: September 24, 2001                By: /s/  Jeffrey A. Bonney
                                            -------------------------------
                                            Jeffrey A. Bonney
                                            Executive Vice President and
                                            Chief Financial Officer